EXHIBIT 10.7
                                                                    ------------
                                    AGREEMENT


     AGREEMENT dated as of the 1st day of July, 1995 by and between ARISTO INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), having its offices at 152 West 57th Street, New York, New York 10019 and CASTELLON LIMITED, an Irish corporation ("Castellon"), having its offices at Russell Court Street, Steven Green, Dublin 2, Ireland.

                              W I T N E S S E T H:
     WHEREAS, the Company desires to retain the services of Castellon and Castellon desires to render such services upon the terms and conditions herein set forth; and

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Castellon hereby agree as follows:

     1. Term. The term of this Agreement shall be for a period of one (1) year from July 1, 1995 to June 30, 1996.

     2. Retainer and Duties. The Company hereby retains Castellon and Castellon agrees to render services to the Company outside the United States of America. Castellon hereby agrees to assist the Company in raising capital of a minimum amount of $750,000 during the 1995 calendar year (which agreement the parties hereto acknowledge is a material term of this Agreement) and in its financing activities, and to render to the Company such consulting services relating to joint ventures, strategic partnerships and investor relations outside the United States of America, as the President or the Board of Directors of the Company may reasonably request from time to time and at such times as the parties shall mutually agree. Castellon shall make available a


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person  satisfactory  to the Company (the  "Representative")  outside the United
States of  America  to meet with  representatives  of the  Company on a periodic
basis  and  to  perform  the  services   referenced   in  this  Section  2.  The
Representative shall devote no less than ten hours per week to such services. Castellon's obligation to provide services shall include, but shall not be limited to, the foregoing. Neither Castellon nor anyone on Castellon's behalf is authorized in any way to commit the Company to any expense or agreement of any amount or kind without the Company's prior written consent and neither Castellon nor anyone on Castellon's behalf will make any representations, promises, or commitments to any third party on the Company's behalf.

     3. Compensation. For the performance of the duties and services to be rendered by Castellon hereunder, the Company shall pay Castellon a fee of $10,000 per month payable in arrears at the end of each month. All costs and expenses incurred by Castellon in the performance of its duties and services hereunder shall be borne solely by Castellon.

     4. Termination by the Company. The Company shall have the right to terminate this Agreement if (a) Castellon becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors or (b) for "cause" (as hereinafter defined). "Cause" shall mean any:

          (i)  act of fraud, dishonesty or illegality;

          (ii) willful,   grossly  negligent  or  repeatedly  negligent  conduct
               adversely affecting the reputation or business of the Company;

          (iii) material breach by Castellon of this Agreement;

          (iv) failure to perform Castellon's duties with reasonable  diligence;
               or


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          (v)  willful  refusal to obey any lawful order of the  President or of the Board of Directors of the Company.

     5. Termination by Castellon. Castellon shall have the right to terminate this Agreement (a) if the Company becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors or (b) upon thirty (30) days prior written notice to the Company.

     6. Miscellaneous. (a) This Agreement constitutes the entire Agreement between Castellon and the Company with respect to the subject matter hereof, supersedes all prior agreements or understandings among the parties hereto and may not be modified, amended or terminated except by a written agreement signed by all of the parties hereto.
     (b) No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     (c) If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     (d) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

     (e) This Agreement shall be governed by the laws of the State of New York (without giving effect to principles of conflicts of law). The parties hereto agree that the Supreme

                                       -3-

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Court of the  State of New York for the  County of New York or, if it has or can
acquire jurisdiction, the United States District Court for the Southern District of New York shall have personal jurisdiction and proper venue over any dispute between the Company and Castellon. Castellon hereby waives personal service of any summons, complaint or other process. In addition, Castellon agrees that process in any dispute between Castellon and the Company may also be served on Castellon by personal service on Mr. Joseph Ettinger.

     (f) Any notice, process or other communication to be given hereunder shall be in writing and delivered personally or sent by certified or registered mail, postage prepaid, to the Company at its principal business address, and if to Castellon, addressed to Castellon at Castellon's address as it appears in the stock records of the Company, or to such other address as any party may have furnished to the others in writing. Unless otherwise provided in this Agreement, notice given pursuant to this section shall be deemed given as of the date of its mailing. Any notice, process or other communication hereunder may be given by counsel to the Company or Castellon, as the case may be. A copy of any notice, process or other communication hereunder shall be given to the Company and Castellon.
     (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       -4-

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     (h) Any controversy  arising under,  out of, in connection with or relating to, this Agreement, or the breach hereof, shall be determined and settled by arbitration in New York, New York, by a person or persons mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrator or arbitrators, in accordance with the rules then obtaining of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrators and the reasons for such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties hereto and their personal representatives, and judgment may be rendered thereon in any court having jurisdiction thereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                                ARISTO INTERNATIONAL CORPORATION


                                                By:  /s/ Shmuel Cohen
                                                   -------------------------
                                                      Shmuel Cohen
                                                      President


                                                CASTELLON LIMITED


                                                 By:_________________________
                                                      Name:
                                                      Title:


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                                CASTELLON LIMITED
                              Russell Court Street
                                  Steven Green
                                Dublin 2, Ireland

                                                                    July 1, 1995

Aristo International Corporation
152 West 57th Street
New York, New York 10019

Gentlemen:

                     Reference is made to the Agreement dated as of July 1, 1995 (the "Agreement"), between Aristo International Corporation ("Aristo") and Castellon Limited ("Castellon").

                     Castellon hereby agrees to make available Joseph Ettinger to Aristo to perform Castellon's duties under the Agreement, including, without limitation, those duties set forth in the third sentence of Section 2 of the Agreement. Castellon hereby agrees that, notwithstanding anything to the contrary contained herein or in the Agreement, any failure, for any reason whatsoever, to satisfy the agreement set forth in the previous sentence shall constitute "cause" under Section 4 of the Agreement.


                                                CASTELLON LIMITED


                                                By:  /s/ Joseph Ettinger
                                                   ----------------------
                                                     Joseph Ettinger
                                                     President


CONSENTED AND AGREED TO:

ARISTO INTERNATIONAL CORPORATION


By:  /s/ Shmuel Cohen
   -----------------------
      Shmuel Cohen
      President